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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      DECEMBER 12, 2006 (DECEMBER 6, 2006)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                      000-30045               38-3518829
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)
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
37650 PROFESSIONAL CENTER DRIVE
           SUITE 145A
    LIVONIA, MICHIGAN 48154                               (734)-779-9000
     (Address of principal                       (Registrant's telephone number,
       executive offices)                              including area code)
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                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 6, 2006, Catuity Inc. (the "Company") entered into an employment agreement with Debra R. Hoopes. On January 2, 2007, Ms. Hoopes will become the Company's Chief Financial Officer and Senior Vice President. The following brief description of this employment agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1

     Ms. Hoopes' employment agreement is for an initial term commencing on January 2, 2007 and ending on December 31, 2009. The employment agreement is automatically renewable for successive one year terms thereafter unless either party timely terminates the agreement. Pursuant to the employment agreement, Ms. Hoopes is paid an annual base salary of $185,000, which will be reviewed annually by the Company's Chief Executive Officer and Board of Directors. In addition to her base salary and in accordance with the terms of her employment agreement, Ms. Hoopes is entitled to certain incentive-based compensation payable in shares of the Company's common stock if the Company satisfies certain performance criteria.

     In addition and subject to stockholder approval, Ms. Hoopes is entitled to receive: (1) options to purchase 25,000 shares of the Company's common stock (the "Options") at an exercise price equal to the volume weighted average of the trading price of the Company's common stock on the Nasdaq small cap market ("Nasdaq") during the thirty calendar days preceding (and ending on) December 6, 2006 (the "Initial Market Price"). Twenty-five percent of the Options will vest on each of January 2, 2007 and December 31, 2007 and the remaining fifty percent will vest on December 31, 2008; and (2) 50,000 shares of restricted stock (the "Restricted Stock"). One-third of the shares Restricted Stock will vest when the thirty calendar day volume weighted average trading price of the Company's common stock on Nasdaq (the "30-day VWAP") exceeds two times the Initial Market Price, one-third of the shares of Restricted Stock will vest when the 30-day VWAP exceeds three times the Initial Market Price and the remaining one-third of the shares of Restricted Stock will vest when the 30-day VWAP exceeds four times the Initial Market Price.

     On January 2, 2007, Ms. Hoopes will assume the role of the Company's Chief Financial Officer based in Charlottesville Virginia. John H. Lowry, III, the Company's current Chief Financial Officer, based in Detroit Michigan, will remain with the Company to assist with the transition of the Company's finance and administrative functions from Detroit to Charlottesville.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CATUITY INC.
                                        (Registrant)


                                        By /s/ Alfred (John) Racine
                                           -------------------------------------
                                           Alfred (John) Racine
                                           Chief Executive Officer and President

Date: December 12, 2006


                                        1

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                                  CATUITY INC.
                                  EXHIBIT INDEX

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
Exhibit No.                               Description
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
    10.1 Employment Agreement dated December 6, 2006 by and between the Company and Debra Hoopes
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